Putnam
Investment Grade
Municipal Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

As embattled equity investors fled to the safety of bonds, tax-free municipal securities have enjoyed a period of heightened popularity, and Putnam Investment Grade Municipal Trust has been among the beneficiaries. During the semiannual period that closed on May 31, 2001, your fund provided an attractive flow of current income for shareholders.

The supply of new issues has kept pace with this stepped-up demand, and fund manager Richard Wyke has been able to add some attractive new issues to the portfolio. As he explains in the report that begins on the facing page, not only has Rick added to the investment-grade securities that make up the majority of the fund's holdings but he has also increased the proportion of lower-rated securities whose current prospects he and the Credit Research Team have judged to be sufficiently bright to offset their added risk.

As you will also see, Rick is confident that the portfolio is well positioned to meet the challenges and opportunities the municipal bond market will present during the fund's new fiscal year.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 18, 2001

REPORT FROM FUND MANAGEMENT

Richard P. Wyke

While our municipal bond strategy faced a challenging environment in the latter part of 2000, it proved its effectiveness during the first four months of 2001. With equity markets remaining tumultuous, investors continued to seek the relative calm of fixed-income securities and the diversification they provide. Meanwhile, investors in high-tax states stepped up the demand for municipal securities. Putnam Investment Grade Municipal Trust has capitalized on this positive environment. The fund benefited from falling short-term interest rates and rising municipal bond prices, while taking advantage of selected bargain opportunities to add lower-rated credits to the portfolio. Investor enthusiasm for municipal bonds had the added effect of boosting your fund's market price substantially.

Total return for 6 months ended 5/31/01

                 NAV            Market price
-----------------------------------------------------------------------
                5.57%              15.48%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* FED EASING SPURRED MARKET RALLY IN 2001

As stock prices remained volatile over the period, many investors became disillusioned with the stock market and began to recognize the solid risk/return relationship offered by tax-free bonds. Municipal bond mutual funds enjoyed the fruits of this strengthening demand as cash flows into these funds began increasing for the first time in several years.

We believe this rising demand will continue; furthermore, the municipal market is already beginning to anticipate the traditional demand surge that comes in June and July when many bonds pay out their coupon income and investors seek vehicles for reinvestment. Thus far, supply has nearly kept pace with this demand. It is up 30% to 40% over last year's levels. Supply usually increases when interest rates are falling, the result of both new issuance and advance refundings. This balanced supply/demand relationship has been supportive of municipal bond prices and bodes well for future price appreciation.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation                     26.50%

Utilities                          20.70%

Health care/
hospitals                          20.20%

Housing                            10.30%

Education                           4.90%

Footnote reads:
*Based on net assets as of 5/31/01. Holdings will vary over time.


The performance of the municipal bond market, and in turn, your fund, benefited significantly this year from the almost unprecedented sharpness of the Federal Reserve Board's monetary easing. In the first five months of this year, the Fed made five interest-rate reductions totaling 2.5 percentage points -- the most dramatic rate-cutting action since former Fed Chairman Paul Volcker's swift decreases in the early 1980s. Two of the 2001 cuts occurred outside of the Fed's normal meeting schedule, which is significant in that it showed the central bank's determination to stave off a recession.

The Fed's actions spurred this year's bond market rally and also caused significant steepening in the yield curve as short-term rates become much lower than long-term rates. In such a situation, it is most beneficial to be positioned in the middle of the curve; that is, to own bonds with intermediate-range maturities. Fortunately, your fund has been overweighted in intermediate-term securities and performance has benefited accordingly.

* LOWER-RATED CREDITS DROVE PERFORMANCE

The most important strategy we have pursued during the recent period has been the judicious addition of higher-yielding lower-rated holdings to the portfolio. While most of the portfolio remains at the highest quality level, with approximately 42% of holdings rated AAA/Aaa, we have carefully increased the portfolio's concentration of lower-credit bonds over the past 12 to 15 months. High-yield municipal securities require more intensive research because of their added risk, but if they are prudently selected they are capable of delivering above-average returns.



[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 41.7%

Aa/AA -- 4.8%

A -- 12.4%

Baa/BBB -- 27.5%

Ba/BB -- 9.0%

B -- 3.5%

Other -- 1.1%

Footnote reads:
*As a percentage of market value as of 5/31/01. All ratings reflect Moody's and Standard and Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. A bond rated Baa/BBB or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


"Municipal investments have been attractive for some time, and recently investors have begun to recognize their rewards in comparison with other, riskier asset classes. This shift positions municipal credits -- especially lower-rated credits -- with solid price appreciation potential."

-- Richard P. Wyke, portfolio manager,
   Putnam Investment Grade Municipal Trust


During the first half of the fund's fiscal year, credit yield spreads, the difference in yield between lower- and higher-quality bonds, continued to widen to extraordinary levels. They reached their widest point in December 2000 and then began to narrow in the new year. Spreads widened again in March before narrowing further. We took advantage of these periods of widening to add portfolio holdings at attractive prices.

With increased demand for municipal investments and the Fed's aggressive easing of short-term rates, we believe the narrowing trend will continue and are enthusiastic about the likelihood of a sustained period of outperformance from municipal bonds, especially lower-credit municipal bonds. Indeed, the fund's lower-rated holdings not only provided high levels of income over the period but began to enjoy some price appreciation as credit yield spreads contracted.

The fund's lower-rated holdings range across numerous industry sectors and are also well diversified within those sectors. In addition to providing durable interest income, this strategy also helps mitigate the negative effects of difficulties experienced in any one sector or municipality. A weak economy can be negative for lower-rated credits because it can contribute to increasing default rates, but because the current weakness is a slowdown from such a high rate of growth and also has the added support of Fed easing, we are not concerned.

The dramatic drop in short-term interest rates has led investors on a search for yield, and many of these investors are investing in mutual funds rather than individual bonds. In turn, mutual funds tend to invest in lower-rated and longer-term bonds, lending additional support to this market sector. At the same time, the existing fundamentals of low interest rates, low inflation, and steady consumer spending are not consistent with recession.

Over the past six months, we have continued to focus on lower-rated and nonrated credits. In the transportation sector, the fund holds bonds issued by Richmond, Virginia, to fund the construction of Pocahontas Parkway, a toll road and bridge around the city (Baa3/BBB rated, with a 5.5% coupon). Meanwhile, the fund's Connector 2000 Association, Inc., bonds, issued to build an eastern highway loop toll road around Greenville, South Carolina, have performed quite well, since the road opened ahead of schedule and has experienced strong usage thus far.

In health care, we found several excellent opportunities among hospitals over the period. In April, we added bonds issued by the Massachusetts Health Educational Finance Authority for the University of Massachusetts Memorial Hospital in Worcester (Baa2/BBB rated, with a 6.625% coupon). These bonds will be used by the teaching hospital to rebuild its emergency room facility. In May, we added some bonds issued by Miami Beach Florida Health Facilities Authority for Mount Sinai Medical Center (BBB- rated, with a 5.375% coupon). These are refunding bonds issued to refinance the hospital's outstanding debt from the purchase of the Miami Heart Hospital. While this holding, along with others discussed in this report, was viewed favorably at the end of the period, it is subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* SECTOR ALLOCATIONS ADJUSTED, DURATION REMAINED STABLE

Overall, the fund remains focused mainly on most of the sectors that have dominated the portfolio for some time. Transportation, health care, and utilities continue to play prominent roles in fund performance. However, we have recently added some holdings from a relatively new sector in the municipal market: municipal bonds related to tobacco company settlements. In certain cases, states and municipalities are issuing bonds secured by the payments they receive from these legal settlements. Because the sector is relatively new, these bonds provide attractive rates of income along with investment-grade quality. Over the period, our purchases included District of Columbia Tobacco Settlement Financing Corporation (A1 rated, with a 6.75% coupon) and Tobacco Settlement Revenue Management Authority of South Carolina (A1 rated, with a 6.375% coupon).

Airline bonds remain a key sector in the portfolio, although we recently reduced exposure to United Airlines somewhat in light of the weaker economy. Airlines are cyclical companies and with the economy slowing, passenger demand is also tapering off, particularly within the premium business sector. We anticipate weaker earnings for airlines in 2002, although many companies boast large cash balances and solid balance sheets that give the sector underlying strength.

Finally, our duration strategy has worked favorably during the market rally in 2001. (Duration is an indication of a bond's price sensitivity to interest rate movements, measured in years. The higher, or longer, a bond's (or bond fund's) duration, the more sensitive it will be to changes in interest rates. While this fund has been defensively structured since its inception, and therefore has typically maintained a relatively short portfolio duration, we have taken every opportunity to extend duration in order to capture maximum benefit from the market rally.

* FAVORABLE ENVIRONMENT FOR BONDS

The fund's longer duration also positions it well to take advantage of additional municipal bond price appreciation that may come in the wake of the June/July coupon reinvestment period and beyond. The Fed's vigilance in accommodating growth and reinvigorating the economy should have a favorable effect on narrowing credit spreads as well as providing the potential for additional bond price appreciation among lower-rated credits.

Our view of the economy for the next 12 months is that it will be weak but not recessionary. The general perception in January was that a recession was likely, if not a sure thing. We disagreed with that forecast, and while we do not expect growth to surge in the near term, we believe it is probable that the economy will grow at an annualized rate of 2% to 3% in the next three quarters. The composition of this growth is expected to be slightly stronger in the second quarter and slightly weaker in the third and fourth quarters. We are also not anticipating any significant increase in inflation. As a result, this slow to moderate growth with continued low inflation should provide a favorable backdrop for performance in the tax-exempt markets.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/01, there is no guarantee the fund will continue to hold these securities in the future.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Investment Grade Municipal Trust is designed for investors seeking high current income free from federal income tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 5/31/01

                                                  Lehman
                                             Brothers Municipal   Consumer
                       NAV      Market price    Bond Index      price index
-------------------------------------------------------------------------------
6 months              5.57%        15.48%          4.74%           1.89%
-------------------------------------------------------------------------------
1 year               15.66         -3.26          12.16            3.50
-------------------------------------------------------------------------------
5 years              36.82         19.00          37.88           13.35
Annual average        6.47          3.54           6.64            2.54
-------------------------------------------------------------------------------
10 years            113.48        101.49          98.26           30.90
Annual average        7.88          7.26           7.08            2.73
-------------------------------------------------------------------------------
Annual average
(life of fund, since
10/26/89)             7.88          7.04           7.38            3.03
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

TOTAL RETURN FOR PERIODS ENDED 6/30/01 (most recent calendar quarter)

                                             NAV       Market price
-------------------------------------------------------------------------------
6 months                                    4.66%         16.87%
-------------------------------------------------------------------------------
1 year                                     13.36          20.22
-------------------------------------------------------------------------------
5 years                                    36.97          24.96
Annual average                              6.49           4.56
-------------------------------------------------------------------------------
10 years                                  115.93         109.28
Annual average                              8.00           7.66
-------------------------------------------------------------------------------
Annual average
(life of fund, since 10/26/89)              7.91           7.49
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 5/31/01

-------------------------------------------------------------------------------
Distributions (common shares)
-------------------------------------------------------------------------------
Number                                                             6
-------------------------------------------------------------------------------
Income 1                                                       $0.3572
-------------------------------------------------------------------------------
Capital gains 1                                                   --
-------------------------------------------------------------------------------
  Total                                                        $0.3572
-------------------------------------------------------------------------------
Distributions (Preferred shares Series A (1,400 shares))
-------------------------------------------------------------------------------
Income 1                                                     $1,913.22
-------------------------------------------------------------------------------
Capital gains 1                                                  --
-------------------------------------------------------------------------------
  Total                                                      $1,913.22
-------------------------------------------------------------------------------
Share value (common shares):                              NAV      Market price
-------------------------------------------------------------------------------
11/30/00                                                $10.88        $9.813
-------------------------------------------------------------------------------
5/31/01                                                  11.12        10.970
-------------------------------------------------------------------------------
Current return (common shares/end of period)
-------------------------------------------------------------------------------
Current dividend rate 2                                   6.42%         6.51%
-------------------------------------------------------------------------------
Taxable equivalent 3                                     10.54         10.69
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or Market price at end of period.

3 Assumes maximum 39.1% 2001 federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

The Lehman Brothers Municipal Bond Index is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
May 31, 2001 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation


MUNICIPAL BONDS AND NOTES (98.6%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (2.5%)
-------------------------------------------------------------------------------------------------------------------
$         5,500,000 Gadsden East, Med. Clinic Board Rev. Bonds
                    (Baptist Hosp. of Gadsden, Inc.), Ser. A,
                    7.8s, 11/1/21                                                         AAA/P       $   5,717,415
          3,900,000 Jefferson Cnty., Swr. Rev. Bonds (Cap. Impt. Wtr.),
                    Ser. A, FGIC, 5s, 2/1/41                                              Aaa             3,588,000
                                                                                                      -------------
                                                                                                          9,305,415

Arkansas (2.0%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 AR State Hosp. Dev. Fin. Auth. Rev. Bonds
                    (WA Regl. Med. Ctr.), 7 3/8s, 2/1/29                                  Baa3            3,180,000
          4,000,000 Northwest Regl. Arpt. Auth. Rev. Bonds,
                    7s, 2/1/10                                                            BB/P            4,215,000
                                                                                                      -------------
                                                                                                          7,395,000

California (2.5%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Anaheim, Pub. Fin. Auth. IFB, MBIA, 9.37s,
                    12/28/18 (SEG)                                                        Aaa             2,452,500
          2,500,000 CA Hlth. Fac. Auth. Rev. Bonds (Sutter Health),
                    Ser. A, 5 3/8s, 8/15/30                                               Aaa             2,496,875
          1,750,000 CA Statewide Cmntys. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB             1,590,313
          1,500,000 Gilroy, Project Rev. Bonds (Bonfante
                    Gardens Park), 8s, 11/1/25                                            B/P             1,449,375
          1,400,000 Orange Cnty., Local Trans. Auth. IFB, FGIC,
                    8.61s, 2/14/11 (acquired 2/6/96,
                    cost $1,474,153)(RES)                                                 Aaa             1,513,876
                                                                                                      -------------
                                                                                                          9,502,939

Colorado (7.2%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 CO Edl. Fac. Auth. Rev. Bonds
                    (Ocean Journey, Inc.), 8 3/8s, 12/1/26                                BB/P            2,300,000
          3,000,000 CO Springs, Hosp. Rev. Bonds, 6 3/8s, 12/15/30                        A3              3,071,250
                    CO State Hsg. Fin. Auth. Rev. Bonds (Single Fam.)
          1,475,000 Ser. B-2, 7s, 5/1/26                                                  Aa2             1,567,188
            740,000 Ser. B-3, 6.8s, 11/1/28                                               Aa2               776,075
                    Denver, City & Cnty. Arpt. Rev. Bonds
            735,000 Ser. A, 8 3/4s, 11/15/23                                              A2                763,187
          3,820,000 Ser. A, 8s, 11/15/25                                                  A2              3,873,671
          6,330,000 Ser. A, 7 3/4s, 11/15/21                                              A2              6,542,941
          1,670,000 Ser. A, 7 3/4s, 11/15/21, Prerefunded                                 Aaa             1,738,186
          3,000,000 Ser. D, 7 3/4s, 11/15/13                                              A               3,663,750
          2,500,000 5 1/2s, 11/15/25                                                      Aaa             2,540,625
                                                                                                      -------------
                                                                                                         26,836,873

District of Columbia (1.5%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 DC G.O. Bonds, Ser. B, FSA, 5 1/4s, 6/1/26                            Aaa             3,895,000
          1,750,000 DC Tobacco Settlement Fin. Corp. Rev. Bonds,
                    6 3/4s, 5/15/40                                                       A1              1,802,500
                                                                                                      -------------
                                                                                                          5,697,500

Florida (2.4%)
-------------------------------------------------------------------------------------------------------------------
          4,895,000 Escambia Cnty., Hlth. Facs. Auth. Rev. Bonds
                    (Baptist Hosp. & Baptist Manor),
                    5 1/8s, 10/1/19                                                       A3              4,246,413
          2,000,000 Hernando Cnty., Indl. Dev. Rev. Bonds
                    (FL Crushed Stone Co.), 8 1/2s, 12/1/14                               A-/P            2,190,000
          2,000,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), 5 3/8s, 11/15/28                             BBB-            1,662,500
          1,000,000 St. Johns Cnty., FL Healthcare Indl. Dev. Auth.
                    Rev. Bonds (Glenmoor St. Johns Project),
                    Ser. A, 8s, 1/1/30                                                    B+/P              997,500
                                                                                                      -------------
                                                                                                          9,096,413

Georgia (3.3%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Atlanta, Waste Wtr. Rev. Bonds, Ser. A, FGIC,
                    5s, 11/1/38                                                           Aaa             1,865,000
          4,000,000 Burke Cnty., Dev. Auth. Poll. Control Rev. Bonds
                    (Oglethorpe Pwr. Co. Vogtle), MBIA, 8s, 1/1/22                        Aaa             4,400,000
          4,800,000 De Kalb Cnty., Hsg. Auth. Muni. Rev. Bonds
                    (Briarcliff Park Apts.), 7 1/2s, 4/1/17                               AAA/P           5,066,448
                    GA Med. Ctr. Hosp. Auth. IFB, MBIA,
            300,000 8.719s, 8/1/10                                                        Aaa               326,250
            700,000 8.719s, 8/1/10, Prerefunded                                           Aaa               783,125
                                                                                                      -------------
                                                                                                         12,440,823

Hawaii (3.5%)
-------------------------------------------------------------------------------------------------------------------
          2,415,000 HI Dept. of Trans. Special Fac. Rev. Bonds
                    (Continental Airlines, Inc.), 7s, 6/1/20                              Ba2             2,478,394
         11,000,000 HI State Dept. of Budget & Fin. Rev. Bonds,
                    6.518s, 11/1/21                                                       BBB            10,752,500
                                                                                                      -------------
                                                                                                         13,230,894

Illinois (6.9%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Chicago, Board of Ed. G.O. Bonds (School Reform
                    Project), Ser. A, AMBAC, 5 1/4s, 12/1/27                              Aaa             2,425,000
          8,405,000 Chicago, Midway Arpt. Rev. Bonds, Ser. A,
                    5 1/8s, 1/1/35                                                        Aaa             7,764,119
          2,500,000 Chicago, O'Hare Intl. Arpt. Rev. Bonds
                    (United Air Lines, Inc.), Ser. C, 6.3s, 5/1/16                        Ba1             2,509,375
          6,500,000 Chicago, O'Hare Intl. Arpt. Special Fac. Rev.
                    Bonds (American Airlines, Inc.), 8.2s, 12/1/24                        Baa3            7,190,625
          2,000,000 Huntley, Special Tax (Svc. Area No. 8),
                    7 3/4s, 3/1/29                                                        BB/P            2,055,000
          2,500,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds
                    (Adventist Hlth. Syst./Sunbelt Obligation),
                    5.65s, 11/15/24                                                       A-              2,296,875
          1,600,000 IL Dev. Fin. Auth. Rev. Bonds (Midwestern U.),
                    Ser. B, 6s, 5/15/26                                                   BBB+            1,578,000
                                                                                                      -------------
                                                                                                         25,818,994

Indiana (2.2%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 IN State Dev. Fin. Auth. Rev. Bonds (USX Corp.),
                    5.6s, 12/1/32                                                         Baa1            4,431,250
          3,000,000 Indianapolis, Indl. Arpt. Auth. Special Fac. Rev.
                    Bonds (United Air Lines, Inc.), Ser. A,
                    6 1/2s, 11/15/31                                                      Ba1             2,801,250
          1,000,000 Rockport, Indl. Poll. Ctrl. Rev. Bonds
                    (Indiana-Michigan Pwr.), Ser. B, FGIC,
                    7.6s, 3/1/16                                                          Aaa             1,027,550
                                                                                                      -------------
                                                                                                          8,260,050

Kansas (1.2%)
-------------------------------------------------------------------------------------------------------------------
          4,500,000 Burlington, Poll. Control Rev. Bonds
                    (Kansas Gas & Electric Co.), MBIA, 7s, 6/1/31                         Aaa             4,650,030

Kentucky (1.1%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Kenton Cnty., Special Fac. Arpt. Rev. Bonds
                    (Delta Air Lines, Inc.), Ser. A, 7 1/2s, 2/1/12                       Baa3            4,125,760

Louisiana (3.1%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
                    (Lake Charles Memorial Hosp.), 8 5/8s, 12/1/30                        B+/P            2,030,000
                    W. Feliciana, Parish Poll. Control Rev. Bonds
                    (Gulf States Util. Co.)
          3,000,000 Ser. III, 7.7s, 12/1/14                                               Ba1             3,120,630
          6,000,000 Ser. A, 7 1/2s, 5/1/15                                                BB+             6,256,980
                                                                                                      -------------
                                                                                                         11,407,610

Maine (1.4%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 ME State Fin. Auth. Solid Waste Recycling Fac.
                    Rev. Bonds (Great Northern Paper-Bowater),
                    7 3/4s, 10/1/22                                                       BBB             5,225,000

Massachusetts (4.6%)
-------------------------------------------------------------------------------------------------------------------
          2,785,000 MA State Dev. Fin. Agcy. Rev. Bonds
                    (MA Biomedical Research), Ser. C,
                    6 3/8s, 8/1/17                                                        A2              2,924,250
          8,750,000 MA State Hlth. & Edl. Fac. Auth IFB
                    (Med. Ctr. of Central MA), Ser. B, AMBAC,
                    8.92s, 6/23/22                                                        Aaa            10,412,500
          1,450,000 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (UMass Memorial), Ser. C, 6 5/8s, 7/1/32                              Baa2            1,439,125
          2,500,000 MA State Hsg. Fin. Agcy. Rev. Bonds (Rental Mtg.),
                    Ser. C, AMBAC, 5 5/8s, 7/1/40                                         Aaa             2,487,500
                                                                                                      -------------
                                                                                                         17,263,375

Michigan (1.1%)
-------------------------------------------------------------------------------------------------------------------
          1,660,000 Detroit, Local Dev. Fin. Auth. Tax Increment
                    Rev. Bonds, Ser. A, 9 1/2s, 5/1/21                                    BBB+/P          1,848,825
          2,200,000 Detroit, Wtr. Supply Syst. IFB, FGIC, 8.714s, 7/1/22                  Aaa             2,359,720
                                                                                                      -------------
                                                                                                          4,208,545

Missouri (3.7%)
-------------------------------------------------------------------------------------------------------------------
                    MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
          2,500,000 (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                            Aa2             2,737,500
          1,500,000 (St. Anthony's Med. Ctr.), 6 1/4s, 12/1/30                            A2              1,550,625
          8,895,000 SCA Tax Exempt Trust Multi-Fam. Mtge. Rev.
                    Bonds, 7.1s, 1/1/30                                                   Aaa             9,406,463
                                                                                                      -------------
                                                                                                         13,694,588

Nevada (1.6%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Clark Cnty., Indl. Dev. Rev. Bonds
                    (Southwest Gas Corp.), Ser. B, 7 1/2s, 9/1/32                         Baa2            3,116,250
          3,000,000 Las Vegas, Monorail Rev. Bond (2nd Tier),
                    AMBAC, 7 3/8s, 1/1/40                                                 BB-/P           3,011,250
                                                                                                      -------------
                                                                                                          6,127,500

New Jersey (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 NJ Healthcare Fac. Fin. Auth. Rev. Bonds
                    (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         Baa3            2,042,500

New York (3.8%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                    Ser. A, 5 1/4s, 12/1/26                                               A-              3,885,000
          2,000,000 NY City, Indl. Dev. Agcy. Rev. Bonds
                    (Brooklyn Navy Yard Cogen. Partners),
                    Ser. G, 5 3/4s, 10/1/36                                               Baa3            1,855,000
          4,100,000 NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                    Ser. C, 5 3/4s, 6/15/26                                               AA              4,258,875
          3,500,000 NY & NJ Port. Auth. 144A FRB, Ser. N18, 3.6s,
                    12/1/17 (acquired 7/19/00, cost $3,664,115) (RES)                     Aaa             4,235,000
                                                                                                      -------------
                                                                                                         14,233,875

North Carolina (4.0%)
-------------------------------------------------------------------------------------------------------------------
            800,000 Charlotte, Special Facs. Rev. Bonds
                    (Douglas Intl. Arpt.-US Airways), 7 3/4s, 2/1/28                      B/P               794,000
                    NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
          1,000,000 Ser. D, 6 3/4s, 1/1/26                                                BBB             1,043,750
          2,000,000 Ser. A, 5 3/4s, 1/1/26                                                BBB             1,902,500
         11,000,000 NC State Muni Pwr. Agcy. Syst. Rev. Bonds
                    (No. 1 Catawba Elec.), Ser. B, 6 1/2s, 1/1/20                         Baa1           11,398,750
                                                                                                      -------------
                                                                                                         15,139,000

Ohio (2.0%)
-------------------------------------------------------------------------------------------------------------------
                    OH State Air Quality Dev. Auth. Rev. Bonds
          5,000,000 (Cleveland Co.), FGIC, 8s, 12/1/13                                    Aaa             5,336,750
          2,000,000 (Toledo Poll. Control), Ser. A, 6.1s, 8/1/27                          Baa3            1,965,000
                                                                                                      -------------
                                                                                                          7,301,750

Oklahoma (0.6%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Healthcare),
                    Ser. A, 5 5/8s, 8/15/29                                               B2              2,371,250

Pennsylvania (5.8%)
-------------------------------------------------------------------------------------------------------------------
          1,250,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panter Creek Partners), 6.65s, 5/1/10                                BBB-            1,301,563
          5,000,000 Montgomery Cnty., Indl. Auth. Resource Recvy.
                    Rev. Bonds, 7 1/2s, 1/1/12                                            AA-             5,118,750
          1,000,000 PA Econ. Dev. Fin. Auth. Rev. Bonds (Amtral),
                    Ser. A, 6 3/8s, 11/1/41                                               A3              1,002,500
          7,600,000 PA State Higher Ed. Assistance Agcy. IFB, Ser. B,
                    MBIA, 10.909s, 3/1/20                                                 Aaa             9,129,500
          5,000,000 Philadelphia, Auth. Indl. Dev. Special Fac. Rev.
                    Bonds (US Airways), 8 1/8s, 5/1/30                                    B/P             5,256,250
                                                                                                      -------------
                                                                                                         21,808,563

Puerto Rico (1.5%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Cmnthwlth. of PR, Hwy & Trans. Auth. Rev. Bonds,
                    Ser. B, 6s, 7/1/39                                                    A               5,425,000

South Carolina (2.2%)
-------------------------------------------------------------------------------------------------------------------
            600,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
                    (Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21                   Baa2              617,250
          1,750,000 SC Tobacco Settlement Rev. Mgt. Rev. Bonds,
                    Ser. B, 6 3/8s, 5/15/28                                               A1              1,754,375
          7,625,000 SC Toll Road Rev. Bonds (Southern Connector
                    Project), Ser. A, 5 3/8s, 1/1/38                                      BBB-            6,052,344
                                                                                                      -------------
                                                                                                          8,423,969

Tennessee (5.7%)
-------------------------------------------------------------------------------------------------------------------
                    Johnson City, Hlth. & Edl. Facs. Hosp. Board Rev.
          3,500,000 Ser. A2, MBIA, FRB, 8.2s, 7/1/21
                    (acquired 2/8/00, cost $3,296,650) (RES)                              Aaa             3,906,875
          3,000,000 (Mountain States Hlth.), Ser. A, 7 1/2s, 7/1/25                       Baa2            3,138,750
          2,600,000 Metropolitan Govt. Nashville & Davidson Cnty.,
                    Tenn. Wtr. & Swr. IFB, AMBAC, 8.53s, 1/1/22                           Aaa             2,804,594
         10,900,000 SCA Tax Exempt Trust Multi-Fam. Mtge. Rev.
                    Bonds (Steeplechase Falls), Ser. A-10, FSA,
                    7 1/8s, 1/1/30                                                        Aaa            11,676,625
                                                                                                      -------------
                                                                                                         21,526,844

Texas (11.5%)
-------------------------------------------------------------------------------------------------------------------
         11,500,000 Alliance, Arpt. Auth. Rev. Bonds (Federal Express
                    Corp.), 6 3/8s, 4/1/21                                                Baa2           11,643,750
          5,000,000 Austin, Elec. Util. Syst. Rev. Bonds, FSA,
                    5s, 1/15/30                                                           Aaa             4,662,500
          7,000,000 Dallas-Fort Worth Intl. Arpt. Fac. Impt. Corp.
                    Rev. Bonds (American Airlines, Inc.),
                    6 3/8s, 5/1/35                                                        Baa3            6,921,250
          1,500,000 Harris Cnty., Hlth. Fac. Rev. Bonds
                    (Memorial Hermann Healthcare),
                    Ser. A, 6 3/8s, 6/1/29                                                A3              1,520,625
          5,500,000 Harris Cnty., Houston Sports Auth. Rev. Bonds,
                    Ser. B, MBIA, 5 1/4s, 6/1/29                                          Aaa             5,259,375
          5,000,000 Houston, Arpt. Syst. Rev. Bonds, Ser. C, FGIC,
                    5s, 7/1/28                                                            Aaa             4,718,750
          8,000,000 North Central Hlth. Fac. Dev. Corp. IFB
                    (Presbyterian Heallthcare Syst.), Ser. C, MBIA,
                    10.045s, 6/22/21                                                      Aaa             8,343,040
                                                                                                      -------------
                                                                                                         43,069,290

Utah (4.6%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Carbon Cnty., Solid Waste Disp. Rev. Bonds
                    (Laidlaw Env.), Ser. A, 7.45s, 7/1/17                                 BB-/P           2,955,000
                    UT State Pwr. Supply Rev. Bonds
                    (Intermountain Pwr. Agcy.), Ser. A, MBIA
          4,720,000 6.15s, 7/1/14                                                         Aaa             5,103,500
          8,280,000 6.15s, 7/1/14, Prerefunded                                            Aaa             9,159,750
                                                                                                      -------------
                                                                                                         17,218,250

Vermont (1.3%)
-------------------------------------------------------------------------------------------------------------------
          4,545,000 VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
                    (Brattleboro Memorial Hosp.), 7s, 3/1/24                              BBB+            4,937,006

Virginia (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,300,000 Pocahontas Parkway Assn. Toll Rd. Rev. Bonds,
                    Ser. A, 5 1/2s, 8/15/28                                               Baa3            1,960,750

Washington (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,100,000 Port of Seattle, Special Facs. Rev. Bonds
                    (Northwest Airlines, Inc.), 7 1/8s, 4/1/20                            BB/P            2,065,872

Wisconsin (2.1%)
-------------------------------------------------------------------------------------------------------------------
          4,500,000 WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (United Hlth. Group, Inc.), Ser. B, MBIA,
                    5 1/2s, 12/15/20                                                      Aaa             4,522,500
          3,400,000 WI State Hsg. & Econ. Dev. Auth. Rev. Bonds,
                    Ser. B, 7.05s, 11/1/22                                                AA              3,508,971
                                                                                                      -------------
                                                                                                          8,031,471
                                                                                                      -------------
                    Total Municipal Bonds and Notes
                    (cost $358,300,241)                                                               $ 369,842,699

PREFERRED STOCKS (1.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Charter Mac. Equity Trust 144A Ser. A, 6.625% cum. pfd.                           $   2,037,500
          2,000,000 MuniMae Tax Exempt Bond Subsidiary, LLC 144A
                    6.875% cum. pfd.                                                                      2,060,000
                                                                                                      -------------
                    Total Preferred Stocks (cost $4,000,000)                                          $   4,097,500
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $362,300,241) (b)                                         $ 373,940,199
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $375,159,816.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2001, Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $362,300,241, resulting in gross unrealized appreciation and depreciation of $17,256,379 and $5,616,421, respectively, or net unrealized appreciation of $11,639,958.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at at May 31, 2001 was $9,655,751 or 2.6% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2001.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on FRB are the current interest rates shown at May
      31, 2001, which are subject to change based on the terms of the security.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at May 31, 2001.

      The fund had the following industry group concentrations greater than 10% at May 31, 2001 (as a percentage of net assets):

            Transportation            26.5%
            Utilities                 20.7
            Health care/hospitals     20.2
            Housing                   10.3

      The fund had the following insurance concentration greater than 10% at May 31, 2001 (as a percentage of net assets):

            MBIA                      15.5%

------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2001 (Unaudited)
                                  Aggregate Face   Expiration     Unrealized
                   Total Value        Value          Date        Depreciation
------------------------------------------------------------------------------
Muni Bond Index
(Long)             $10,268,750     $10,361,568      Jun-01        $(92,818)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $362,300,241) (Note 1)                                        $373,940,199
-------------------------------------------------------------------------------------------
Interest receivable                                                               6,440,991
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      362,522
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             65,625
-------------------------------------------------------------------------------------------
Total assets                                                                    380,809,337

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                  1,613,082
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             1,258,114
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,036,962
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        666,083
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           37,363
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        17,340
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,426
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               19,151
-------------------------------------------------------------------------------------------
Total liabilities                                                                 5,649,521
-------------------------------------------------------------------------------------------
Net assets                                                                     $375,159,816

Represented by
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares (1,400 shares
issued and outstanding at $100,000 per share) (Note 4)                         $140,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)         235,121,047
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (328,555)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (11,179,816)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       11,547,140
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $375,159,816

Computation of net asset value
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                           $140,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                       58,497
-------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                         $140,058,497
-------------------------------------------------------------------------------------------
Net assets available to common shares                                          $235,101,319
-------------------------------------------------------------------------------------------
Net asset value per common share
($235,101,319 divided by 21,145,760 shares)                                          $11.12
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended May 31, 2001 (Unaudited)
Tax exempt interest income:                                                     $12,279,760
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,284,559
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      136,363
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     7,140
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,117
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                              189,517
-------------------------------------------------------------------------------------------
Other                                                                               130,918
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,752,614
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (99,713)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,652,901
-------------------------------------------------------------------------------------------
Net investment income                                                            10,626,859
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (1,386,317)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     303,631
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                               5,674,594
-------------------------------------------------------------------------------------------
Net gain on investments                                                           4,591,908
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $15,218,767
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                           May 31      November 30
                                                                            2001*             2000
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 10,626,859     $ 21,798,754
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (1,082,686)        (325,638)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              5,674,594        5,576,070
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   15,218,767       27,049,186

Distributions to remarketed preferred shareholders (Note 1):
--------------------------------------------------------------------------------------------------
From net investment income                                             (2,678,508)      (5,891,634)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding
cumulative undeclared dividends on remarketed
preferred shares of $58,497 and $97,344, respectively)                 12,540,259       21,157,552
--------------------------------------------------------------------------------------------------

Distributions to common shareholders (Note 1):
--------------------------------------------------------------------------------------------------
From net investment income                                             (7,550,807)     (17,656,310)
--------------------------------------------------------------------------------------------------
Issuance of common shares in connection with
reinvestment of distributions                                             218,853        1,213,400
--------------------------------------------------------------------------------------------------
Total increase in net assets                                            5,208,305        4,714,642

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   369,951,511      365,236,869
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net
investment income of $328,555 and $726,099, respectively)            $375,159,816     $369,951,511
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of period                       21,126,141       21,015,824
--------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment
of distributions                                                           19,619          110,317
--------------------------------------------------------------------------------------------------
Common shares outstanding at end of period                             21,145,760       21,126,141
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning
and end of period                                                           1,400            1,400
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             May 31
operating performance               (Unaudited)                       Year ended November 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of period (common shares)             $10.88       $10.71       $11.98       $12.05       $11.94       $12.37
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .50         1.03         1.06         1.07         1.09         1.06
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .22          .26        (1.14)         .06          .23         (.28)
------------------------------------------------------------------------------------------------------------------
Total from investment operations         .72         1.29         (.08)        1.13         1.32          .78
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net investment income
------------------------------------------------------------------------------------------------------------------
to Common Shareholders                  (.36)        (.84)        (.96)        (.96)        (.96)        (.96)
------------------------------------------------------------------------------------------------------------------
to Preferred Shareholders               (.12)        (.28)        (.23)        (.24)        (.25)        (.25)
------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments
------------------------------------------------------------------------------------------------------------------
to Preferred Shareholders                 --           --           --           --           --           -- (e)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.48)       (1.12)       (1.19)       (1.20)       (1.21)       (1.21)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $11.12       $10.88       $10.71       $11.98       $12.05       $11.94
------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                      $10.970       $9.813      $11.938      $14.937      $14.750      $13.625
------------------------------------------------------------------------------------------------------------------
Total return at market value
(common shares)(%)(b)                  15.48*      (11.14)      (13.96)        8.73        16.25         8.65
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)          $375,160     $369,952     $365,237     $389,622     $388,831     $384,490
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)             .75*        1.47         1.46         1.47         1.43         1.49
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)            3.40*        7.10         7.24         6.82         7.13         6.84
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  9.59*       21.03        14.92        14.44        26.91       146.43
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) Amount represents less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
May 31, 2001 (Unaudited)

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes do not involve undue risk to income or principal. Under normal market conditions, the fund will invest at least 80% of its total assets in tax-exempt municipal securities rated "investment grade" at the time of investment or, if not rated, determined by Putnam Management to be of comparable quality.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2000, the fund had a capital loss carryover of approximately $6,728,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $1,486,000    November 30, 2004
       612,000    November 30, 2005
     1,662,000    November 30, 2006
     2,968,000    November 30, 2007

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven-day period. The applicable dividend rate for the remarketed preferred shares on May 31, 2001 was 3.00%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity.

Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund, including those allocated to the remarketed preferred shares. Such fee is based on the annual rate of 0.70% of the average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At May 31, 2001, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended May 31, 2001, the fund's expenses were reduced by $99,713 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $611 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended May 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $56,365,783 and $35,674,017, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Additionally, the fund has authorized a separate series of 2,000 Serial Remarketed Preferred shares, which are issuable only under certain conditions in exchange for Series A shares. No Serial Remarketed
Preferred shares are currently outstanding.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At May 31, 2001, no such restrictions have been placed on the fund.

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The fund has not at this time quantified the impact, if any, resulting form the adoption of this principle on the financial statements.


AMENDMENT TO BYLAWS
(Unaudited)

On March 9, 2001, the Trustees amended the fund's Bylaws to require advance notice of shareholder Trustee nominations and shareholder proposals fixing the number of Trustees. Shareholders wishing to propose one or more nominees for election as Trustees or wishing to make a proposal fixing the number of Trustees at an annual meeting of shareholders must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund not less than sixty (60) nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting. An exception applies in the case of the annual meeting to be held in calendar year 2001, to the effect that the notice described above to be timely must be received in good order by the fund not less than thirty
(30) days prior to that anniversary date. A further exception to the notice deadline applies in the event the date of the annual meeting is substantially advanced or delayed from that anniversary date. Copies of these amendments to the Bylaws have been filed with the Securities and Exchange Commission and are available from its public reference facilities.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


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